UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 22, 2024

Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware			1-5153		25-0996816
_____________________________________________ (State or other jurisdiction			_______________________________ (Commission		__________________________________ (I.R.S. Employer
of incorporation)			File Number)		Identification No.)

990 Town and Country Boulevard	Houston,	Texas			77024
____________________________________________________________ (Address of principal executive offices)					___________________________________________ (Zip Code)

Registrant’s telephone number, including area code:			(713)	629-6600

Not Applicable
________________________________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Marathon Oil Corporation's Annual Meeting of Stockholders was held on May 22, 2024. In connection with the meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934. Following are the voting results on the matters voted upon at the meeting, all of which are described more fully in our 2024 Proxy Statement.
1. Each of our director nominees was elected for a term expiring in 2025.

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Chadwick C. Deaton	400,266,375	10,682,227	720,165	66,999,616
Marcela E. Donadio	391,937,128	19,031,880	699,759	68,999,616
M. Elise Hyland	399,882,197	11,073,391	713,179	68,999,616
Holli C. Ladhani	405,406,467	5,549,924	712,376	68,999,616
Mark A. McCollum	394,535,953	16,417,982	714,832	68,999,616
Brent J. Smolik	401,357,133	9,596,677	714,957	68,999,616
Lee M. Tillman	400,062,660	10,933,967	672,140	68,999,616
Shawn D. Williams	406,451,527	4,508,370	708,870	68,999,616
2. PricewaterhouseCoopers LLP was ratified as our independent registered public accounting firm for 2024.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
460,815,347	19,035,340	817,696
3. The compensation of our named executive officers was approved, on an advisory basis.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
384,384,109	26,113,807	1,170,851	68,999,616
4. The Amendment to our Amended and Restated Certificate of Incorporation to provide for officer exculpation as permitted under Delaware Law was approved.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
355,169,981	55,387,002	1,111,784	68,999,616

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

May 23, 2024	By:	/s/ Zach B. Dailey

Name: Zach B. Dailey
Title: Vice President, Controller and Chief Accounting Officer